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                                                                   EXHIBIT 10.21

                                 AMENDMENT NO. 3

          AMENDMENT No. 3, dated as of February 7, 2002 ("Amendment"), to the
                                                          ---------
Amended and Restated Credit Agreement dated as of April 27, 2001 (as subsequently amended to the date hereof, the "Credit Agreement"), by and among
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TRIAD HOSPITALS, INC., a Delaware corporation (the "Borrower"), the Lenders
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party thereto, MERRILL LYNCH & CO., as Syndication Agent (the "Syndication
                                                               -----------
Agent"), BANK OF AMERICA, N.A., as Administrative Agent (the "Administrative
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Agent"), MERRILL LYNCH & CO. and BANC OF AMERICA SECURITIES LLC, as Co-Lead
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Arrangers and Co-Book-Runners, and THE CHASE MANHATTAN BANK and CITICORP USA,
INC., as Co-Documentation Agents (together with the Syndication and Administrative Agents, the "Agents"). Capitalized terms used and not otherwise
                            ------
defined herein shall have the meanings assigned to them in the Credit Agreement.

          WHEREAS, the Borrower has made certain modifications to the structure of the Vicksburg Financing; and

          WHEREAS, to provide for the Vicksburg Financing as modified by the Borrower the consent of the Required Lenders is necessary to effect this Amendment.

          NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION ONE - AMENDMENT TO CREDIT AGREEMENT.
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          (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Vicksburg Financing" in its entirety and replacing it with
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the following definition:

          "Vicksburg Financing" means a transaction between and among members of
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          the Consolidated Group and a Governmental Authority of the State of
          Mississippi relating to the tax-advantaged construction of healthcare facilities in Vicksburg, Mississippi, which involves a member of the Consolidated Group acquiring evidences of indebtedness of such Governmental Authority approximately equivalent to the amount of a loan made to Quorum Health Group of Vicksburg, Inc. by such Governmental Authority.

          (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the text of clause (xvii) of the definition of "Permitted Liens" and replacing
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it with the following language: "[Reserved]; and".

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          (c) Section 9.1(i) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following clause:

          (i) Indebtedness of Quorum Health Group of Vicksburg, Inc. of up to $75.0 million in connection with the Vicksburg Financing.

                          SECTION TWO - Effectiveness.
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          The effective date of this Amendment shall be February 7, 2002. This
Amendment shall become effective only upon satisfaction of the following conditions precedent:

          (a) The Administrative Agent shall have received duly executed counterparts of this Amendment which, when taken together, pursuant to Section
12.6 of the Credit Agreement bear the authorized signatures of the Borrower and the Required Lenders.

          (b) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incidental thereto, whether or not referred to herein, shall be satisfactory in form and substance to each of the Required Lenders and their counsel.

          (c) All attorneys' fees and expenses incurred in connection with this Amendment for which an invoice has been submitted to the Borrower have been paid in full in cash.

                 SECTION THREE - REPRESENTATIONS AND WARRANTIES
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          In order to induce the Lenders to enter into this Amendment, the
Borrower represents and warrants to the Administrative Agent and each of the Lenders that after giving effect to this Amendment, (i) no Default or Event of Default has occurred and is continuing; and (ii) all of the representations and warranties in the Credit Agreement, after giving effect to this Amendment, are true, correct and accurate in all material respects on and as of the date hereof as if made on the date hereof, except to the extent that changes in the facts and conditions on which such representations and warranties are based are required or permitted under the Credit Agreement. The Borrower further represents and warrants (which representations and warranties shall survive the execution and delivery hereof) to the Administrative Agent and each Lender that:

          (a) The Borrower has the corporate power and authority to execute, deliver and perform this Amendment and have taken all corporate actions necessary to authorize the execution, delivery and performance of this Amendment; and

          (b) This Amendment has been duly executed and delivered on behalf of the Borrower by a duly authorized officer or attorney-in-fact of the Borrower.

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                          SECTION FOUR - MISCELLANEOUS.
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          (a) Except as herein expressly amended, the Credit Agreement and all other agreements, documents, instruments and certificates executed in connection therewith, except as otherwise provided herein, are ratified and confirmed in all respects and shall remain in full force and effect in accordance with their respective terms.

          (b) This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be an original and all of which shall constitute one and the same agreement.

          (c) THIS AMENDMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          (d) This Amendment shall not constitute a consent or waiver to or modification of any other provision, term or condition of the Credit Agreement or any other Credit Document. All terms, provisions, covenants, representations, warranties, agreements and conditions contained in the Credit Agreement, as amended hereby, and the other Credit Documents shall remain in full force and effect.

          [Signature Pages Follow]

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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

                                            TRIAD HOSPITALS, INC.,
                                            as Borrower


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                Signature Page to
                       Amendment No. 3 to Credit Agreement

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                                            LENDER:


                                            By:
                                               ---------------------------------
                                               Name:
                                               Title:

                                Signature Page to
                       Amendment No. 3 to Credit Agreement